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Exhibit 10.1
FIRST AMENDMENT
TO
AMENDED AND RESTATED COLLABORATION AGREEMENT
     This FIRST AMENDMENT (the “Amendment”) dated as of June 10, 2006 (the “Effective Date”), is entered into by and between Micromet, Inc.’s (fka CancerVax Corporation) wholly-owned subsidiary, Cell-Matrix, Inc., a Nevada corporation, along with its Affiliates, successors and assigns (collectively, “Cell-Matrix”), having its principal place of business at 2110 Rutherford Road, Carlsbad, CA 92008, and Applied Molecular Evolution, having its principal offices at 3520 Dunhill St., San Diego, CA 92121, along with its Affiliates, successors and assigns, including but not limited to Eli Lilly and Company (collectively herein “AME”), and amends the Amended and Restated Collaboration Agreement (the “Agreement”) entered into by and between Cell-Matrix and AME dated as of October 15, 2004. Cell-Matrix and AME are referred to in this Amendment individually as a “Party” and collectively as “Parties.”
     In consideration of the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1. Definitions
     All capitalized terms used in this Amendment have the meaning as defined in the first paragraph above and throughout this Amendment. Any capitalized terms used in this Amendment without definition have the meanings given to such terms in the Agreement.
2. Amendments
     2.1 Section 3.14.1 of the Agreement is hereby amended and restated to read in full as follows:
“3.14.1 Cell-Matrix shall have the right, at its sole discretion, either itself or through counsel of its choice, to control the preparation, filing, prosecution, maintenance and enforcement of all Patents which claim Program Antibodies.”
     2.2 Section 3.14.3 of the Agreement is hereby stricken and of no further force and effect.

     2.3 Section 4.1.2 of the Agreement is hereby amended and restated to read in full as follows:
“4.1.2 Royalties. In consideration for the sale of Program Antibodies to Cell-Matrix pursuant to Section 3.11 above, Cell-Matrix shall pay to AME royalties equal to [***] of Net Sales of Products sold by Cell-Matrix, its Affiliates and sublicensees.”
     2.4 Section 4.1.5 d. of the Agreement is hereby amended by adding the following sentence at the end of that section:
“For the avoidance of doubt, Cell-Matrix shall not have any payment obligations under this Section 4.1.5 d. resulting from the engagement of contract service organizations (CROs, CMOs, etc.) for the performance of research, development or manufacturing services if such contract service organizations are not also granted the right to commercialize a Product.”
     2.5 The first part of Section 4.2.1 of the Agreement is hereby amended to read as follows:
“4.2.1 Royalty Reports. Within thirty (30) days after the end of each calendar quarter during the term of this Agreement following the First Commercial Sale of a Product by Cell-Matrix or its Affiliates (or within sixty (60) days after the end of each calendar quarter with respect to information received from Cell-Matrix’s or its Affiliates’ licensees or sublicensees), Cell-Matrix shall furnish AME a written report showing in reasonably specific detail, on a Product-by-Product and country-by-country basis, (a) . . .”
     2.6 Section 5.4 of the Agreement is hereby stricken and of no further force and effect.
     2.7 Article 6 of the Agreement is hereby amended and restated to read in full as follows:
“ARTICLE 6
DILIGENCE
Cell-Matrix shall use commercially reasonable efforts to develop and commercialize at least one Product. As used herein, the term “commercially reasonable efforts” means those efforts applied by Cell-Matrix or its Affiliates to the development and commercialization of its own products that are at a similar stage in the product life cycle and that have a similar commercial potential as the applicable Product.”
     2.8 Section 7.5 of the Agreement is hereby amended and restated to read in full as follows:
“7.5 AME’s Rights of Negotiation.
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7.5.1 Up to [***]. During the period starting on the Effective Date and ending upon [***]with respect to a Product, if Cell-Matrix receives an offer which Cell-Matrix intends to accept, from a Third Party seeking the right to commercialize such Product, Cell-Matrix shall inform AME in writing of the fact that it has received such offer, and AME shall have the right, within [***] after receipt of such notice, to offer terms under which AME would be willing to obtain the right to commercialize such Product. AME acknowledges and agrees that Cell-Matrix shall not be required to enter into negotiations with AME, nor to conclude an agreement on the terms proposed by AME or any other terms subsequently negotiated with AME. [***]
7.5.2 Prior to [***]. During the period starting upon [***] and ending upon [***] with such Product, if Cell-Matrix receives an offer, which Cell-Matrix intends to accept, from a Third Party seeking the right to commercialize such Product, Cell-Matrix shall inform AME in writing of the fact that it has received such offer and the terms of such offer (but not the identity of the Third Party). If AME is willing to enter into negotiations with Cell-Matrix regarding an agreement [***], AME shall inform Cell-Matrix thereof in writing within [***] after receipt of such notice, and the Parties shall thereafter negotiate in good faith for a period of [***] (the “Negotiation Period”) the definitive terms of an agreement under which AME would obtain rights to commercialize such Product. Upon expiration of the Negotiation Period, Cell-Matrix shall be free to enter into agreements with Third Parties for the commercialization of the applicable Product, and shall have no further obligations to AME under this Section 7.5. For the avoidance of doubt, AME acknowledges and agrees that its right to negotiate pursuant to this Section 7.5.2 is not exclusive, and that Cell-Matrix may continue its negotiations with Third Parties, and after the Negotiation Period, enter into an agreement with a Third Party that would preclude the consummation of the transaction under negotiation with AME. [***]
7.5.3 After [***].
(a)	For the period after [***] with a Product, if Cell-Matrix receives an offer, which Cell-Matrix intends to accept, from a Third Party seeking the right to commercialize such Product, Cell-Matrix shall inform AME in writing of the fact that it has received such offer, and AME shall have the right, within [***] after receipt of such notice, to offer terms under which AME would be willing to obtain the right to commercialize such Product.

(b)	Upon receipt of AME’s offer (if any) during the [***] period, Cell-Matrix shall determine whether [***] as follows:
(i)	[***]; and
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(ii)	[***]

[***]

If the proposal from the Third Party and/or AME provides for different royalty rates at different net sales levels (as opposed to a single royalty rate), the royalty rate for purposes of the determination under this subsection (ii) shall be [***].

[***]
(c)	If Cell-Matrix determines that the terms proposed [***], the Parties shall thereafter negotiate in good faith for a period of up to [***] (the “Negotiation Period”) the definitive terms of an agreement under which AME would obtain rights to commercialize such Product. Upon expiration of the Negotiation Period, Cell-Matrix shall be free to enter into agreements with Third Parties for the commercialization of the applicable Product, and shall have no further obligations to AME under this Section 7.5. except as provided in subsection (d) below. For the avoidance of doubt, AME acknowledges and agrees that its right to negotiate pursuant to this Section 7.5.3 is not exclusive, and that Cell-Matrix may continue its negotiations with Third Parties, and after the Negotiation Period, enter into an agreement (subject to subsection (d) below) with a Third Party that would preclude the consummation of the transaction under negotiation with AME.

(d)	Notwithstanding anything in this Section 7.5.3, if AME has made an offer in accordance with the terms of Section 7.5.3(a) above (the “Initial Offer”), Cell-Matrix may not enter into an agreement with a Third Party that [***].

(e)	If Cell-Matrix is uncertain as to whether the offer of a Third Party [***] or if so requested by AME, Cell-Matrix shall [***] to an independent Third Party with the requisite expertise, agreed upon by the Parties (or, if the Parties cannot agree on such Third Party within ten (10) days following the written request by one Party, a single arbitrator selected in accordance with the Commercial Arbitration Rules and Mediation Procedures of the American Arbitration Association)(such independent Third Party or arbitrator hereafter referred to as the “Expert”), for such Expert’s evaluation and determination whether the terms of the offer of the Third Party [***]. The fees and expenses charged by such Expert shall be shared equally by the Parties. In the event that offer of the Third Party includes non-monetary consideration (e.g. licensing of patent
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rights), then such Expert shall value such non-monetary consideration as well as any other terms offered by such Third Party and decide whether, as a whole, the Third Party offer [***].”
3. Miscellaneous
     3.1 In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.
     3.2 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     3.3 Except as expressly modified by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.
[Remainder of page intentionally left blank. Signature page follows.]
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Effective Date by signature of their duly authorized representatives.

Cell-Matrix, Inc.	Applied Molecular Evolution

/s/Christian Itin	/s/ Thomas F. Bumol

Name: Christian Itin Title: President	Name: Thomas F. Bumol Title: Vice President, Biotechnology Discovery Research, AME
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.